Exhibit 99.1
Saga Communications, Inc.
Reports Preliminary 4th Quarter and Year End 2008 Results
and Intent to File Notification of Late Filing for Form 10-K
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI – March 10, 2009 – Saga Communications, Inc. (NYSE Alternext US-SGA) today reported free cash flow increased 17.3% to $18.9 million for the year. Net operating revenue for the year ended December 31, 2008 decreased 2.8% over the comparable period in 2007 to $140.0 million. Station operating expense decreased 0.5% to $105.8 million (station operating expense includes depreciation and amortization attributable to the stations) and operating income (excluding non-cash impairment charge) decreased 11.6% to $24.7 million. On a same station basis for the year, net operating revenue decreased 3.5% to $138.6 million, operating income (excluding non-cash impairment charge) decreased 12.6% to $24.3 million and station operating expense decreased 1.2% to $104.8 million.
For the quarter ended December 31, 2008 free cash flow increased 42.0% to $5.9 million for the quarter. Net operating revenue decreased 7.0% from the comparable period in 2007 to $35.0 million. Station operating expense decreased 2.8% to $26.6 million (station operating expense includes depreciation and amortization attributable to the stations) and operating income (excluding non-cash impairment charge) decreased 21.2% to $6.0 million. On a same station basis for the quarter, net operating revenue decreased 7.2% to $34.7 million, operating income (excluding non-cash impairment charge) decreased 21.0% to $6.0 million and station operating expense decreased 3.1% to $26.4 million.
The Company has not finalized the fourth quarter non-cash impairment charge and its related tax impact (which could be significant) and therefore is not releasing net income (loss) or earnings (loss) per basic and diluted share at this time. The Company has also not included the non-cash impairment charge and its related tax impact in the attached unaudited financial information. Based on a combination of factors, including the current economic environment, the Company’s operating results and current market valuation, the Company has concluded that it is likely that the value of certain intangible assets will be reduced below their current carrying value. The Company is continuing to conduct their required impairment analysis to determine the amount of the non-cash impairment charge. As a result of its ongoing impairment analysis, the Company expects to be filing a Notification of Late Filing in accordance with Rule 12b-25 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission (the “SEC”) for its Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The Company will file its Annual Report on Form 10-K, which will include the results of finalizing the non-cash impairment charge and its related tax impact, with the SEC on March 31, 2009.
This press release supersedes the Company’s previously announced plans for issuing a press release and holding a conference call on March 11, 2009.
Capital expenditures in the fourth quarter of 2008 were $2.0 million. For the 2008 fiscal year total capital expenditures were $7.1 million. This compares to $3.7 million and $9.9 million for the same respective periods last year.
During the year ended December 31, 2008, the Company bought back 899,601 shares of stock for a total purchase price of $19.2 million. For the three month period ended December 31, 2008 the Company bought back 378,412 shares for a total purchase price of $7.4 million. The share repurchase numbers have been adjusted for the Company’s January 29, 2009 1 for 4 reverse stock split.
The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2008 and 2007 acquisitions and dispositions occurred as of January 1, 2007.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-

GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our annual report on form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Twelve Months Ended
December 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

Operating Results
Net operating revenue	$34,890	$37,501	$139,956	$144,023
Station operating expense	26,550	27,316	105,805	106,302
Corporate general and administrative	2,368	2,606	9,979	9,800
Gain on asset exchange	—	—	(506)	—

Operating income before impairment charge	5,972	7,579	24,678	27,921
Interest expense	1,413	2,093	7,173	8,954
Other expense, net	49	131	76	273

Income before income tax and impairment charge	$4,510	$5,355	$17,429	$18,694

Weighted average common shares	4,249	5,030	4,734	5,023
Weighted average common shares and common shares equivalents	4,249	5,033	4,734	5,029

Free Cash Flow
Income before income tax and impairment charge	$4,510	$5,355	$17,429	$18,694
Plus: Depreciation and amortization:
Station	2,348	2,135	8,739	7,982
Corporate	62	58	222	204
Non-cash compensation	374	375	1,433	1,366
Gain on asset exchange	—	—	(506)	—
Other expense, net	49	131	76	273
Less: Capital expenditures	(1,993)	(3,672)	(7,127)	(9,852)
Current taxes	529	(239)	(1,357)	(2,546)

Free cash flow	$5,879	$4,143	$18,909	$16,121

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
December 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$34,890	$37,501	$34,746	$37,429	$34,890	$37,537
Station operating expense	26,550	27,316	26,388	27,244	26,550	27,352
Corporate general and administrative	2,368	2,606	2,368	2,606	2,368	2,606

Operating income before impairment charge	5,972	7,579	$5,990	$7,579	5,972	7,579
Interest expense	1,413	2,093			1,413	2,093
Other expense, net	49	131			49	131

Income before income tax and impairment charge	$4,510	$5,355			$4,510	$5,355

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$29,756	$32,956	$29,612	$32,884	$29,756	$32,992
Station operating expense	22,513	23,702	22,351	23,630	22,513	23,738

Operating income before impairment charge	$7,243	$9,254	$7,261	$9,254	$7,243	$9,254

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$5,134	$4,545	$5,134	$4,545	$5,134	$4,545
Station operating expense	4,037	3,614	4,037	3,614	4,037	3,614

Operating income before impairment charge	$1,097	$931	$1,097	$931	$1,097	$931

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$1,676	$1,710	$1,676	$1,685	$1,676	$1,723
Television Segment	672	425	672	425	672	425
Corporate and Other	62	58	62	58	62	58

	$2,410	$2,193	$2,410	$2,168	$2,410	$2,206

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Twelve Months Ended
December 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$139,956	$144,023	$138,601	$143,684	$139,956	$144,982
Station operating expense	105,805	106,302	104,782	106,039	105,805	107,159
Corporate general and administrative	9,979	9,800	9,979	9,800	9,979	9,800
Gain on asset exchange	(506)	—	(506)	—	(506)	—

Operating income before impairment charge	24,678	27,921	$24,346	$27,845	24,678	28,023
Interest expense	7,173	8,954			7,173	8,954
Other expense, net	76	273			76	273

Income before income tax and impairment charge	$17,429	$18,694			$17,429	$18,796

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$121,072	$126,596	$119,717	$126,257	$121,072	$127,555
Station operating expense	90,540	92,162	89,517	91,899	90,540	93,019

Operating income before impairment charge	$30,532	$34,434	$30,200	$34,358	$30,532	$34,536

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$18,884	$17,427	$18,884	$17,427	$18,884	$17,427
Station operating expense	15,265	14,140	15,265	14,140	15,265	14,140
Gain on asset exchange	(506)	—	(506)	—	(506)	—

Operating income before impairment charge	$4,125	$3,287	$4,125	$3,287	$4,125	$3,287

	As-Reported		Same Station		Pro Forma (1)
	Twelve Months Ended		Twelve Months Ended		Twelve Months Ended
	December 31,		December 31,		December 31,
	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$6,446	$6,363	$6,372	$6,299	$6,446	$6,548
Television Segment	2,293	1,619	2,293	1,619	2,293	1,619
Corporate and Other	222	204	222	204	222	204

	$8,961	$8,186	$8,887	$8,122	$8,961	$8,371

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
December 31, 2008 and 2007
(amounts in 000’s except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Consolidated
Net operating revenue	$31,532	$32,193	$37,342	$38,752	$36,192	$36,500	$34,890	$37,537
Station operating expense	25,421	26,284	27,246	27,284	26,588	26,239	26,550	27,352
Corporate general and administrative	2,552	2,316	2,574	2,606	2,485	2,272	2,368	2,606
Gain on asset exchange	—	—	(224)	—	(282)	—	—	—

Operating income before impairment charge	3,559	3,593	7,746	8,862	7,401	7,989	5,972	7,579
Interest expense	1,995	2,297	1,876	2,281	1,889	2,283	1,413	2,093
Other expense, net	20	35	7	47	—	60	49	131

Income before income tax and impairment charge	$1,544	$1,261	$5,863	$6,534	$5,512	$5,646	$4,510	$5,355

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Radio Segment
Net operating revenue	$27,381	$28,203	$32,629	$34,174	$31,306	$32,186	$29,756	$32,992
Station operating expense	21,913	22,802	23,398	23,723	22,717	22,756	22,513	23,738

Operating income before impairment charge	$5,468	$5,401	$9,231	$10,451	$8,589	$9,430	$7,243	$9,254

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Television Segment
Net operating revenue	$4,151	$3,990	$4,713	$4,578	$4,886	$4,314	$5,134	$4,545
Station operating expense	3,508	3,482	3,848	3,561	3,871	3,483	4,037	3,614
Gain on asset exchange	—	—	(224)	—	(282)	—	—	—

Operating income before impairment charge	$643	$508	$1,089	$1,017	$1,297	$831	$1,097	$931

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2008	2007	2008	2007	2008	2007	2008	2007

Depreciation and amortization by segment
Radio Segment	$1,562	$1,566	$1,591	$1,599	$1,618	$1,660	$1,676	$1,723
Television Segment	395	389	605	400	620	405	672	425
Corporate and Other	53	47	53	51	54	48	62	58

	$2,010	$2,002	$2,249	$2,050	$2,292	$2,113	$2,410	$2,206

(1)	Pro Forma results assume all acquisitions and dispositions in 2007 and 2008 occurred as of January 1, 2007.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
December 31, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income Before Impairment Charge

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Consolidated
Net operating revenue	$34,890	$(144)	$34,746	$37,501	$(72)	$37,429
Station operating expense	26,550	(162)	26,388	27,316	(72)	27,244
Corporate general and administrative	2,368	—	2,368	2,606	—	2,606

Operating income before impairment charge	$5,972	$18	$5,990	$7,579	—	$7,579

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Radio Segment
Net operating revenue	$29,756	$(144)	$29,612	$32,956	$(72)	$32,884
Station operating expense	22,513	(162)	22,351	23,702	(72)	23,630

Operating income before impairment charge	$7,243	$18	$7,261	$9,254	—	$9,254

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Television Segment
Net operating revenue	$5,134	—	$5,134	$4,545	—	$4,545
Station operating expense	4,037	—	4,037	3,614	—	3,614

Operating income before impairment charge	$1,097	—	$1,097	$931	—	$931

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Twelve Months Ended
December 31, 2008 and 2007
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income Before Impairment Charge

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Consolidated
Net operating revenue	$139,956	$(1,355)	$138,601	$144,023	$(339)	$143,684
Station operating expense	105,805	(1,023)	104,782	106,302	(263)	106,039
Corporate general and administrative	9,979	—	9,979	9,800	—	9,800
Gain on asset exchange	(506)	—	(506)	—	—	—

Operating income before impairment charge	$24,678	$(332)	$24,346	$27,921	$(76)	$27,845

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Radio Segment
Net operating revenue	$121,072	$(1,355)	$119,717	$126,596	$(339)	$126,257
Station operating expense	90,540	(1,023)	89,517	92,162	(263)	91,899

Operating income before impairment charge	$30,532	$(332)	$30,200	$34,434	$(76)	$34,358

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Twelve Months	and Dispositions	Twelve Months	Twelve Months	and Dispositions	Twelve Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	December 31,	Entire Comparable	December 31,	December 31,	Entire Comparable	December 31,
	2008	Period	2008	2007	Period	2007

Television Segment
Net operating revenue	$18,884	—	$18,884	$17,427	—	$17,427
Station operating expense	15,265	—	15,265	14,140	—	14,140
Gain on asset exchange	(506)	—	(506)	—	—	—

Operating income before impairment charge	$4,125	—	$4,125	$3,287	—	$3,287